UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2016

___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36065 (Commission File Number)	27-0072226 (I.R.S. Employer Identification Number)

128 Sidney Street Cambridge, MA (Address of principal executive offices)		02139 (Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On December 4, 2016, Acceleron Pharma Inc., or Acceleron, and Celgene Corporation, or Celgene, issued a joint press release titled "Acceleron and Celgene Announce Updated Results from Ongoing Phase 2 Studies of Luspatercept in Myelodysplastic Syndromes at the 58th Annual Meeting of the American Society of Hematology."

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 5, 2016, Acceleron and Celgene issued joint press releases titled "Acceleron and Celgene Announce Preliminary Results from an Investigator Initiated Phase 2 Study of Sotatercept in Myelofibrosis at the 58th Annual Meeting of the American Society of Hematology," and "Acceleron and Celgene Announce Updated Results from Phase 2 Studies of Luspatercept in Beta-Thalassemia Presented at the 58th Annual Meeting of the American Society of Hematology."

Copies of the press releases are attached as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release of Acceleron Pharma Inc. and Celgene Corporation dated December 4, 2016.

99.2	Press release of Acceleron Pharma Inc. and Celgene Corporation dated December 5, 2016.

99.3	Press release of Acceleron Pharma Inc. and Celgene Corporation dated December 5, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ John D. Quisel, J.D., Ph.D.
John D. Quisel, J.D., Ph.D.
Senior Vice President and General Counsel

Date: December 7, 2016

4